UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3848
                                   ------------


                       AXP HIGH YIELD INCOME SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
   High Yield
           Bond
              Fund

Annual Report
for the Period
Ended May 31, 2003

AXP High Yield Bond Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                        3

Questions & Answers
   with Portfolio Management                         4

The Fund's Long-term Performance                     8

Investments in Securities                            9

Financial Statements (Portfolio)                    20

Notes to Financial Statements (Portfolio)           23

Independent Auditors' Report (Portfolio)            27

Financial Statements (Fund)                         28

Notes to Financial Statements (Fund)                31

Independent Auditors' Report (Fund)                 39

Federal Income Tax Information                      40

Board Members and Officers                          42

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Fund Snapshot
   AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                        Scott Schroepfer, CFA*
Since                                                      3/99
Years in industry                                            16

* This Fund is managed by a team of portfolio managers led by Scott Schroepfer. This team works in conjunction with the high-yield team led by Jennifer Ponce de Leon.

FUND OBJECTIVE

For investors primarily seeking high current income and, secondarily, capital growth.

Inception dates
A: 12/8/83      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INEAX        B: IEIBX        C: APECX        Y: --

Total net assets                                 $2.442 billion

Number of holdings                            approximately 310

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT   INT.   LONG
                    HIGH
                    MEDIUM
         X          LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Discretionary cyclical 26.5%
Materials 19.0%
Energy & utilities 18.2%
Telecommunications 10.2%
Industrials 8.6%
Staples 4.1%
Cash & equivalents 3.4%
Health care 3.1%
Financials 2.1%
Technology 0.9%
Other 3.9%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

BBB bonds                               1.5%
Non-investment grade bonds             92.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Higher yield corporate "junk" bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

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3   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

In June 2003, the Fund changed its name from the AXP Extra Income Fund to the AXP High Yield Bond Fund. This change did not affect the Fund's investment strategy.

Q: How did AXP High Yield Bond Fund perform for the 12-month period ended May 31, 2003?

A: For the 12 months ended May 31, 2003, Class A shares of AXP High Yield Bond Fund (excluding sales charge) gained 7.53% compared to the Merrill Lynch High Yield Bond Index, which increased 9.52%. The Lipper High Yield Funds Index, representing the Fund's peer group, rose 9.50%, and the JP Morgan Global High Yield Index rose 12.02% over the same period.

Q: What factors most significantly affected performance during the annual period?

A: The high-yield sector during the past 12 months was a tale of two markets. Early in the period, the high-yield market was extremely volatile, as market participants sought less risky investments in an environment dominated by weak economic growth, problems regarding corporate governance and the aftershocks of the WorldCom and Adelphia accounting scandals. Against this backdrop, we sought value in diverse areas of the market where we believed the Fund would be rewarded when the economy improved. While this strategy benefited performance, it was not enough to offset the damage to the portfolio done by the cable and wireless telecommunications sectors. Rather than selling the Fund's existing holdings in these hard-hit sectors, we added to several positions, seeking to take advantage of the market weakness to purchase bonds at attractive valuations.

     Beginning mid-October 2002, investors became less risk-averse as stock prices rose, corporations seemed to be on more solid footing, less corporate governance issues were arising, and statistical data

(bar graph)
                    PERFORMANCE COMPARISON
                For the year ended May 31, 2003
15%
                   (bar 2)
12%                +12.02%
                                   (bar 3)       (bar 4)
 9%     (bar 1)                    +9.52%        +9.50%
        +7.53%
 6%

 3%

 0%

(bar 1) AXP High Yield Bond Fund Class A (excluding sales charge)
(bar 2) JP Morgan Global High Yield Index (unmanaged)
(bar 3) Merrill Lynch High Yield Bond Index (unmanaged)
(bar 4) Lipper High Yield Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We added select industrial bonds to the Fund's weighting, as we gradually shift the portfolio's stance to benefit from potential economic growth. (end callout quote)

     indicated a slow but steadier course for economic recovery. A rally ensued in the high-yield bond market that lasted through the end of the fiscal year in May 2003. Some of the Fund's holdings that had underperformed gained strength. These included bonds in the wireless telecommunications, cable TV and utility sectors.

     For example, in the cellular and personal communications services (PCS) areas of the wireless telecommunications sector, Fund positions in Nextel Communications, Dobson/Sygnet Communications, Rural Cellular, and Alamosa each performed well. In cable TV, Cablevision Systems was a winner for the Fund. Charter Communications was a weak performer for the fiscal year as a whole. However, since we added to the Fund's position in

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)         (12/8/83)               (3/20/95)                    (6/26/00)                   (3/20/95)
                       NAV(1)   POP(2)       NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
1 year                 +7.53%   +2.43%       +6.73%        +2.77%        +6.78%        +6.78%           +7.70%     +7.70%
5 years                -0.92%   -1.88%       -1.67%        -1.79%          N/A           N/A            -0.79%     -0.79%
10 years               +4.69%   +4.18%         N/A           N/A           N/A           N/A              N/A        N/A
Since inception          N/A      N/A        +4.12%        +4.12%        -0.43%        -0.43%           +5.05%     +5.05%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Charter at lower prices toward the end of the summer, these bonds performed exceptionally well. In utilities, we were overweighted in the less volatile regulated and pipeline areas of the sector and underweighted in the more volatile independent power producers and integrated holding companies. Regulated utility investments in IPALCO Enterprises and Xcel Energy and the pipeline companies of El Paso Energy and Williams Gas Pipeline were strong performers for the Fund. We sold Xcel during the period at a profit. Early in 2003, we tactically added to several utility holding company positions in the portfolio.

     Overall, the Fund's performance was affected most by its defensive posture. We strategically chose to underweight the lower credit quality triple-C rated and distressed sectors, which rebounded most dramatically during the high-yield market rally. We focused instead on managing downside risk through careful due diligence, enhanced portfolio diversification and avoidance of certain securities. For example, HealthSouth is a large weighting in the Merrill Lynch High Yield Bond Index. However, we were not comfortable holding any HealthSouth bonds. This proved prudent on our part, as during the second half of the period, HealthSouth faced allegations of accounting fraud. Their bonds traded down substantially as a result.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the fiscal year, we reduced the Fund's weighting in the homebuilding industry to a neutral position based on valuations, although we continue to believe in the fundamentals of this area. We substantially reduced the Fund's position in lodging and leisure to an underweighted position, as we do not see the fundamentals for this industry turning around anytime soon given the still-lingering effects of post-Sept. 11, 2001 anxieties, sluggish U.S. economic growth and international conflicts. On the other hand, we added select industrial bonds to the Fund's weighting, as we gradually shift the portfolio's stance to benefit from potential economic growth.

     In what we consider core sectors, the portfolio remained overweighted in food and beverage, which performed well, and in media (such as radio/television broadcasting and publishing), which produced positive returns and added value to the portfolio during the fiscal year. We maintained a neutral weighting in gaming. Based on our outlook for industry fundamentals, we maintained underweighted positions in auto suppliers, supermarkets, retail and technology.

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6   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Starting mid-summer, we began to buy what we saw as less risky securities in the bank loan market at attractive prices that in turn generated strong risk-adjusted returns. Bank loan paper is historically a comparatively lower risk investment, as it is considered more senior debt within a company's capital structure. We focused on wireless communications and cable television, where we saw an opportunity to mitigate downside risk in sectors we liked.

Q:   What is your outlook for the  coming months?

A: We are generally optimistic in our outlook for the high-yield market and the Fund and believe several factors support our view. We believe the U.S. economy will improve during the second half of the year. Also, interest rates and inflation are low, which is positive for high-yield bonds and allow companies to refinance at lower rates. High-yield default rates appear to have peaked in 2002 and have fallen significantly in 2003 year to date. The technical environment for the high-yield market is currently very strong. Finally, yield alternatives among other asset classes remain scarce. Looking ahead, we will continue to monitor the pace of U.S. economic growth and the sustainability of the rally we have already seen in the high-yield market over the past seven months or so.

     We have positioned the Fund to take advantage of an economic upturn, adding modestly toward the end of the fiscal year to cyclical industries, such as chemicals, industrials and manufacturing. At the same time, we remain focused on strict buy and sell disciplines, careful due diligence and broad portfolio diversification. We will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

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7   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP High Yield Bond Fund Class A shares (from 6/1/93 to 5/31/03) as compared to the performance of three widely cited performance indices, the JP Morgan Global High Yield Index, the Merrill Lynch High Yield Bond Index and the the Lipper High Yield Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Merrill Lynch High Yield Bond Index to the JP Morgan Global High Yield Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the JP Morgan Global High Yield Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

 (line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP HIGH YIELD BOND FUND

 $20,000
               (dotted line) JP Morgan Global High Yield Index(1)
 $16,000       (dashed line) Merrill Lynch High Yield Bond Index(2)
               (long dashed line) Lipper High Yield Funds Index(3)
 $12,000       (solid line) AXP High Yield Bond Fund Class A

  $8,000

  $4,000

         '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line) AXP High Yield Bond Fund Class A  $15,058
(dotted line) JP Morgan Global High Yield Index(1)  $19,496
(dashed line)  Merrill Lynch High Yield Bond Index(2)  $19,487
(long dashed line) Lipper High Yield Funds Index(3)  $16,285

(1) JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

(2) Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

(3) The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                     Average Annual Total Returns
             Class A with Sales Charge as of May 31, 2003
1 year                                                         +2.43%
5 years                                                        -1.88%
10 years                                                       +4.18%
Since inception                                                  N/A

         Results for other share classes can be found on page 5.

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8   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Investments in Securities

High Yield Portfolio
May 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (91.0%)
Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Aerospace & defense (0.4%)
Alliant Techsystems
  Company Guaranty
   05-15-11               8.50%                 $9,075,000         $9,823,688

Airlines (0.2%)
United Air Lines
   01-01-14               7.78                   5,975,004          4,456,696

Automotive & related (1.5%)
Advanced Accessory System
  Sr Nts
   06-15-11              10.75                   6,395,000(d)       6,522,900
Asbury Automotive Group
  Company Guaranty
   06-15-12               9.00                   3,440,000          3,233,600
LDM Technologies
  Company Guaranty Series B
   01-15-07              10.75                   9,055,000          9,055,000
TRW Automotive
  Sr Nts
   02-15-13               9.38                   3,800,000(d)       3,961,500
  Sr Sub Nts
   02-15-13              11.00                   6,880,000(d)       7,172,400
United Auto Group
  Company Guaranty
   03-15-12               9.63                   7,030,000          7,240,900
Total                                                              37,186,300

Building materials & construction (4.1%)
Associated Materials
  Company Guaranty
   04-15-12               9.75                   8,410,000          9,124,850
KB HOME
  Sr Sub Nts
   02-01-10               7.75                   5,460,000          5,760,300
Louisiana Pacific
  Sr Nts
   11-15-08              10.88                   2,125,000          2,374,688
   08-15-10               8.88                   2,720,000          3,060,000
Meritage
  Company Guaranty
   06-01-11               9.75                   6,960,000          7,690,800
  Sr Nts
   06-01-11               9.75                   2,865,000(d)       3,122,850
Nortek
  Sr Nts Series B
   09-01-07               9.13                   5,130,000          5,335,200
  Sr Sub Nts Series B
   06-15-11               9.88                   7,055,000          7,398,931
Schuler Homes
  Company Guaranty
   07-15-11              10.50                  12,115,000         13,568,800
Standard Pacific
  Sr Nts
   09-15-10               9.50                   2,320,000          2,575,200
  Sr Sub Nts
   04-15-12               9.25                   2,705,000          2,880,825
Tech Olympic USA
  Company Guaranty
   07-01-10               9.00                   8,655,000          9,001,200
   07-01-12              10.38                   4,785,000          5,000,325
WCI Communities
  Company Guaranty
   02-15-11              10.63                  11,205,000         12,101,400
William Lyon Homes
  Company Guaranty
   04-01-13              10.75                  11,040,000         11,426,400
Total                                                             100,421,769

Chemicals (6.2%)
Allied Waste North America
  Company Guaranty
   09-01-12               9.25                   9,180,000(d)       9,868,500
  Company Guaranty Series B
   01-01-09               7.88                   6,680,000          6,780,200
   08-01-09              10.00                  12,930,000         13,592,662
  Sr Nts
   04-15-13               7.88                   6,990,000          7,059,900
  Sr Nts Series B
   12-01-08               8.50                   2,420,000          2,547,050

See accompanying notes to investments in securities.

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9   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Chemicals (cont.)
Arco Chemical
   02-01-20               9.80%                $11,080,000         $9,750,400
Avecia Group
  (U.S. Dollar) Company Guaranty
   07-01-09              11.00                   2,575,000(c)       2,266,000
Equistar Chemical/Funding
  Sr Nts
   05-01-11              10.63                   2,925,000(d)       2,968,875
HMP Equity Holdings
  Zero Coupon
   05-15-08                 --                   1,147,500(d,g)     5,450,625
Huntsman ICI Chemicals LLC
  Company Guaranty
   07-01-09              10.13                   7,180,000          6,749,200
Huntsman Intl LLC
  Sr Nts
   03-01-09               9.88                   8,865,000(d)       9,042,300
IMC Global
  Company Guaranty Series B
   06-01-08              10.88                   2,745,000          3,046,950
Lyondell Chemical
  Series A
   05-01-07               9.63                   9,640,000          9,471,300
Millennium America
  Sr Nts
   06-15-08               9.25                   9,040,000(d)       9,898,800
Noveon
  Company Guaranty Series B
   02-28-11              11.00                   7,590,000          8,500,800
  Pay-in-kind
   08-31-11              13.00                  13,260,000(j,l)    13,525,200
OM Group
  Company Guaranty
   12-15-11               9.25                   5,490,000          4,776,300
Resolution Performance
  Sr Nts
   04-15-10               9.50                   8,620,000(d)       8,792,400
  Sr Sub Nts
   11-15-10              13.50                  11,430,000         11,487,150
Rhodia
  (U.S. Dollar)
   06-01-11               8.88                   5,730,000(c,d)     5,769,824
Total                                                             151,344,436

Communications equipment & services (8.9%)
Alamosa Delaware
  Company Guaranty
   02-01-11              12.50                  11,150,000          8,195,250
American Tower Escrow
  Zero Coupon
   08-01-08              10.55                   3,785,000(d,g)     2,365,625
Avaya
   04-01-09              11.13                   1,700,000          1,853,000
Crown Castle Intl
  Sr Nts
   05-15-11               9.00                   7,560,000          7,484,400
   08-01-11               9.38                   7,290,000          7,290,000
   08-01-11               9.50                   4,900,000          4,802,000
Dobson/Sygnet Communications
  Sr Nts
   12-15-08              12.25                  24,280,000         25,251,200
Fairpoint Communications
  Sr Sub Nts
   05-01-10              12.50                   6,000,000          6,120,000
  Sr Sub Nts Series B
   05-01-08               9.50                   9,055,000          8,353,238
Intl Wire Group
  Company Guaranty Series B
   06-01-05              11.75                   3,460,000          2,387,400
  Sr Sub Nts
   06-01-05              11.75                   1,725,000          1,190,250
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
   02-01-10              12.75                  19,000,000(b)         190,000
Nextel Communications
  Sr Disc Nts
   10-30-07               9.75                  20,130,000         20,683,575
   02-15-08               9.95                  24,800,000         25,916,000
Nextel Partners
  Sr Disc Nts (Zero coupon through 02-01-04,
  thereafter 14.00%)
   02-01-09              11.61                   2,250,000(h)       2,278,125
  Sr Nts
   03-15-10              11.00                   4,995,000          5,369,625
Qwest
   11-01-04               5.65                   2,526,000          2,500,740
   11-15-08               5.63                   4,620,000          4,458,300
   03-15-12               8.88                   5,855,000(d)       6,586,875
Qwest Capital Funding
  Company Guaranty
   08-03-04               5.88                   5,350,000          5,122,625
   07-15-05               6.25                   5,315,000          4,929,663

See accompanying notes to investments in securities.

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10   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Communications equipment & services (cont.)
Qwest Services
   12-15-10              13.50%                $32,768,000(d)     $37,273,599
Rural Cellular
  Sr Sub Nts Series B
   05-15-08               9.63                  16,160,000         13,008,800
Triton PCS
  Sr Nts
   06-01-13               8.50                  13,190,000(d,f)    13,497,723
Total                                                             217,108,013

Electronics (0.9%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13               6.50                   5,000,000(c,d)     4,862,500
L-3 Communications
  Company Guaranty
   06-15-12               7.63                  16,365,000         17,796,938
Total                                                              22,659,438

Energy (5.1%)
Chesapeake Energy
  Sr Nts Series B
   03-15-12               8.50                  13,600,000         14,246,000
Encore Acquisition
  Company Guaranty
   06-15-12               8.38                   3,805,000          4,052,325
Eott Energy Partners LP/Energy Finance
  Company Guaranty
   10-01-09              11.00                  43,515,000(b)      33,071,400
Forest Oil
  Company Guaranty
   05-01-14               7.75                   9,800,000         10,143,000
Grant Prideco
  Company Guaranty Series B
   12-01-07               9.63                  11,700,000         12,811,500
Grant Prideco Escrow
  Company Guaranty
   12-15-09               9.00                   2,830,000          3,056,400
Hanover Equipment Trust
  Series B
   09-01-11               8.75                  14,050,000         14,190,500
Magnum Hunter Resources
  Company Guaranty
   03-15-12               9.60                   3,475,000          3,770,375
Newfield Exploration
  Sr Nts
   03-01-11               7.63                   2,300,000          2,535,750
  Sr Sub Nts
   08-15-12               8.38                   9,445,000         10,483,950
Peabody Energy
  Sr Nts
   03-15-13               6.88                   9,945,000(d)      10,367,663
Westport Resources
  Company Guaranty
   11-01-11               8.25                   6,585,000          7,144,725
Total                                                             125,873,588

Energy equipment & services (1.2%)
Dresser
  Company Guaranty
   04-15-11               9.38                  13,020,000         13,312,950
Key Energy Services
  Sr Nts
   03-01-08               8.38                   6,780,000          7,254,600
   05-01-13               6.38                   3,585,000          3,629,813
Plains All American Pipeline
  Company Guaranty
   10-15-12               7.75                   3,840,000          4,185,600
Total                                                              28,382,963

Financial services (1.7%)
LaBranche
  Sr Nts
   08-15-04               9.50                   3,440,000          3,612,000
  Sr Sub Nts
   03-02-07              12.00                  14,720,000         16,780,800
Metris Companies
  Company Guaranty
   11-01-04              10.00                  11,510,000          9,553,300
   07-15-06              10.13                   6,100,000          5,002,000
Metris Master Trust
  Series 2001-1 Cl C
   12-20-07               3.07                   6,750,000(d,i)     4,050,000
  Series 2001-3 Cl C
   07-21-08               3.02                   3,800,000(d,i)     1,900,000
Total                                                              40,898,100

Food (3.5%)
B&G Foods
  Company Guaranty Series D
   08-01-07               9.63                   6,115,000          6,260,231
Burns Philp Capital Property
  (U.S. Dollar) Company Guaranty
   07-15-12               9.75                  18,510,000(c,d)    18,139,800
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                  15,120,000(c,d)    15,271,200

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount
Food (cont.)
Chiquita Brands Intl
  Sr Nts
   03-15-09              10.56%                $12,255,000        $13,174,125
Del Monte
  Company Guaranty Series B
   05-15-11               9.25                  13,645,000         14,668,375
  Sr Sub Nts
   12-15-12               8.63                   2,305,000(d)       2,477,875
Smithfield Foods
   05-15-13               7.75                  15,105,000(d)      15,180,525
Total                                                              85,172,131

Furniture & appliances (0.5%)
Falcon Products
  Company Guaranty Series B
   06-15-09              11.38                   5,885,000          4,119,500
Interface
  Company Guaranty
   04-01-08               7.30                   9,965,000          7,473,750
Total                                                              11,593,250

Health care (0.2%)
Apogent Technologies
  Sr Sub Nts
   05-15-13               6.50                   5,515,000(d,f)     5,618,406

Health care services (2.8%)
AmerisourceBergen
  Company Guaranty
   11-15-12               7.25                   7,225,000          7,803,000
Iasis Healthcare
  Company Guaranty
   10-15-09              13.00                   6,825,000          7,609,875
  Sr Sub Nts
   10-15-09               8.50                   9,400,000(d,f)     9,411,750
Paracelsus Healthcare Escrow
  Sr Sub Nts
   08-15-06                 --                  26,275,000(b,k,l)          --
Province Healthcare
  Sr Sub Nts
   06-01-13               7.50                  13,270,000         13,270,000
Triad Hospitals
  Company Guaranty
   05-01-09               8.75                   7,855,000          8,522,675
Vanguard Health Systems
  Company Guaranty
   08-01-11               9.75                  20,205,000         21,164,738
Total                                                              67,782,038

Household products (0.5%)
Revlon Consumer Products
  Company Guaranty
   12-01-05              12.00                   9,310,000          8,751,400
WKI Holding
  Sr Sub Nts
   01-31-10              12.00                   4,290,000(d)       3,989,700
Total                                                              12,741,100

Industrial equipment & services (1.6%)
Joy Global
  Company Guaranty Series B
   03-15-12               8.75                   9,230,000         10,083,775
Motors & Gears
  Sr Nts Series D
   11-15-06              10.75                  14,650,000         12,818,750
SPX
  Sr Nts
   01-01-13               7.50                   7,400,000          7,918,000
Terex
  Company Guaranty
   07-15-11               9.25                   8,535,000          8,919,075
Total                                                              39,739,600

Insurance (0.2%)
Fairfax Financial Holdings
  (U.S. Dollar)
   03-15-06               7.38                   5,000,000(c)       4,675,000

Leisure time & entertainment (4.7%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                   7,920,000          8,434,800
Coast Hotels & Casino
  Company Guaranty
   04-01-09               9.50                   7,180,000          7,601,825
MGM Mirage
  Company Guaranty
   09-15-10               8.50                   8,500,000          9,753,750
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11               8.38                   7,125,000          7,570,313
   04-01-12               8.00                   4,000,000          4,240,000
Old Evangeline Downs
      Company Guaranty
   03-01-10              13.00                   8,080,000(d)       8,181,000
Pinnacle Entertainment
  Company Guaranty Series B
   02-15-07               9.25                   3,610,000          3,438,525

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Leisure time & entertainment (cont.)
Remington Arms
  Company Guaranty
   02-01-11              10.50%                 $9,380,000(d)      $9,403,449
Riviera Holdings
  Company Guaranty
   06-15-10              11.00                   5,235,000          4,947,075
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                   6,545,000(d)       6,708,625
Trump Atlantic City Assn/Funding
  1st Mtge Company Guaranty
   05-01-06              11.25                   5,180,000          3,962,700
United Artists Theatre
   07-01-15               9.30                  15,844,229         14,893,575
Universal City Development
  Sr Nts
   04-01-10              11.75                   2,310,000(d)       2,471,700
Venetian Casino/LV Sands
  Company Guaranty
   06-15-10              11.00                   5,910,000          6,464,063
Wheeling Island Gaming
  Company Guaranty
   12-15-09              10.13                   3,900,000          3,939,000
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10              12.00                  11,580,000         12,535,349
Total                                                             114,545,749

Media (14.2%)
Alderwoods Group
  Company Guaranty
   01-02-09              12.25                  14,990,000         15,589,600
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09              13.00                  10,750,000(c)      12,255,000
American Media
  Sr Sub Nts
   01-15-11               8.88                   7,585,000(d)       8,191,800
American Media Operation
  Company Guaranty Series B
   05-01-09              10.25                   3,385,000          3,664,263
CanWest Media
  (U.S. Dollar) Sr Nts
   04-15-13               7.63                   4,370,000(c,d)     4,588,500
  (U.S. Dollar) Sr Sub Nts
   05-15-11              10.63                   4,605,000(c)       5,203,650
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-05,
  thereafter 11.75%)
   01-15-10              28.07                   3,900,000(h)       2,145,000
  Sr Disc Nts (Zero coupon through 01-15-06,
  thereafter 13.50%)
   01-15-11              28.53                   1,560,000(h)         748,800
  Sr Disc Nts (Zero coupon through 05-15-06,
  thereafter 11.75%)
   05-15-11              25.69                   1,560,000(h)         725,400
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12              15.97                  46,800,000(h)      20,357,999
  Sr Nts
   05-15-11              10.00                  10,140,000          7,199,400
Coaxial Communications/Phoenix
      Company Guaranty
   08-15-06              10.00                   7,860,000          8,135,100
Comcast
  Sr Sub Nts
   06-15-06              10.50                   1,680,000          1,987,401
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                   8,745,000(c)       9,269,700
CSC Holdings
  Sr Nts
   07-15-08               7.25                   7,800,000          7,858,500
  Sr Sub Deb
   02-15-13               9.88                   8,575,000          8,960,875
   05-15-16              10.50                  14,450,000         16,075,624
Dex Media East LLC
  Company Guaranty
   11-15-09               9.88                   7,660,000          8,655,800
DirectTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                  24,875,000(d)      27,486,874
EchoStar DBS
  Sr Nts
   01-15-09               9.13                  15,530,000         17,238,300
Hollinger
  (U.S. Dollar)
   03-01-11              11.88                   4,855,000(c,d)     5,097,750
Hollinger Intl Publishing
  Sr Nts
   12-15-10               9.00                   6,775,000(d)       7,096,813

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount
Media (cont.)
Lamar Media
  Company Guaranty
   01-01-13               7.25%                $10,360,000        $10,800,300
Mediacom Broadband LLC
  Company Guaranty
   07-15-13              11.00                   5,290,000          5,819,000
Nexstar Finance Holding LLC
  Sr Disc Nts
  (Zero coupon through 04-01-08,
  thereafter 11.375%)
   04-01-13              11.25                  11,540,000(d,h)     7,270,200
Nexstar Finance LLC
  Company Guaranty
   04-01-08              12.00                  11,360,000         12,524,400
Paxson Communications
  Company Guaranty
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09              12.42                  10,415,000(h)       8,488,225
Pegasus Communications
  Sr Nts Series B
   10-15-05               9.63                   6,240,000          5,249,400
Pegasus Satellite
  Sr Disc Nts
  (Zero coupon through 03-01-04,
  thereafter 13.50%)
   03-01-07              22.27                   1,560,000(h)       1,224,600
  Sr Nts
   08-01-06              12.38                  10,920,000          9,555,000
   01-15-10              11.25                  11,400,000(d)      10,602,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                  11,470,000(c)      12,703,025
Radio One
  Company Guaranty Series B
   07-01-11               8.88                   7,470,000          8,160,975
Sinclair Broadcast Group
  Company Guaranty
   12-15-11               8.75                   5,110,000          5,563,513
   03-15-12               8.00                   5,425,000(d)       5,696,250
   03-15-12               8.00                   7,860,000          8,321,775
Star Choice Communication
  (U.S. Dollar) Sr Nts
   12-15-05              13.00                   6,660,000(c)       7,026,300
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13               7.63                   4,090,000(c,d)     4,416,055
Susquehanna Media
  Sr Sub Nts
   05-15-09               8.50                   9,330,000          9,866,475
   04-15-13               7.38                   2,660,000(d)       2,726,500
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05              13.00                  15,297,358(b,c,j,l)   152,974
Von Hoffman
  Company Guaranty
   03-15-09              10.25                   7,690,000          7,920,700
Von Hoffman Press
  Company Guaranty
   05-15-07              10.38                   4,580,000          4,442,600
Total                                                             347,062,416

Metals (2.1%)
AK Steel
  Company Guaranty
   02-15-09               7.88                   4,760,000          3,903,200
Fastentech
  Sr Nts
   05-01-11              11.50                   1,500,000(d)       1,496,250
Great Lakes Carbon
  Company Guaranty
  Pay-in-kind Series B
   05-15-08              10.25                  17,919,369(j)      15,231,463
Imexsa Export Trust
  (U.S. Dollar) Company Guaranty
   05-31-05              10.63                     889,184(c,d)       622,429
Jorgensen Earle M.
   06-01-12               9.75                   9,390,000          9,765,600
Koppers Inds
  Company Guaranty
   12-01-07               9.88                  13,300,000         13,566,000
United State Steel
  Sr Nts
   05-15-10               9.75                   6,150,000          6,057,750
Total                                                              50,642,692

Miscellaneous (2.9%)
AOA Holdings LLC
  Sr Nts
   06-15-08              11.00                  25,000,000(l)      25,000,000
Corrections Corp of America
  Sr Nts
   05-01-11               7.50                   2,240,000          2,290,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount
Miscellaneous (cont.)
Interline Brands
  Sr Sub Nts
   05-15-11              11.50%                $19,055,000(d)     $19,340,825
Natl Waterworks
  Company Guaranty Series B
   12-01-12              10.50                   9,430,000         10,514,450
Rent-Way
   06-15-10              11.88                   7,690,000(d,f)     7,728,450
United Rentals
  Company Guaranty Series B
   01-15-09               9.25                   2,610,000          2,440,350
United Rentals North America
  Company Guaranty Series B
   04-15-08              10.75                   2,650,000          2,822,250
Total                                                              70,136,725

Multi-industry conglomerates (1.4%)
Jordan Inds
  Sr Nts Series D
   08-01-07              10.38                  10,060,000          4,024,000
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   10-15-11               6.38                   7,550,000(c)       7,568,875
Vivendi Universal
  (U.S. Dollar) Sr Nts
   04-15-10               9.25                  21,005,000(c,d)    23,846,766
Total                                                              35,439,641

Paper & packaging (6.4%)
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                   5,730,000(c,d)     5,930,550
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11               9.50                   6,670,000(c,d)     6,970,150
   03-01-13              10.88                  13,205,000(c,d)    13,931,274
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                  29,470,000(b)           2,947
Doman Inds
  (U.S. Dollar) Sr Nts Series B
   11-15-07               9.25                  14,745,000(b,c)     3,022,725
Georgia-Pacific
   02-01-10               8.88                   5,460,000(d)       5,692,050
   06-15-15               7.70                   9,800,000          8,918,000
  Sr Nts
   02-01-13               9.38                  10,445,000(d)      11,123,925
Jefferson Smurfit
  Sr Nts
   06-01-13               7.50                   4,880,000(d)       4,892,200
MDP Acquisitions
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                  19,140,000(c,d)    20,599,425
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                   6,175,000(c,d)     6,298,500
Noske Skog Canada
  (U.S. Dollar) Company Guaranty
   06-15-11               8.63                   5,100,000(c)       5,227,500
Owens-Brockway Glass
   05-15-11               7.75                   1,585,000(d)       1,624,625
   11-15-12               8.75                   7,310,000          7,776,013
  Company Guaranty
   02-15-09               8.88                     930,000            985,800
  Sr Nts
   05-15-13               8.25                   8,955,000(d)       8,999,775
Plastipak Holdings
  Company Guaranty
   09-01-11              10.75                   7,785,000          8,349,413
Riverwood Intl
  Company Guaranty
   04-01-08              10.88                   8,470,000          8,713,513
Silgan Holdings
  Sr Sub Deb
   06-01-09               9.00                   6,420,000          6,628,650
Smurfit-Stone Container
  Company Guaranty
   10-01-12               8.25                   8,575,000          8,960,875
Stone Container
  Sr Nts
   07-01-12               8.38                  10,210,000         10,694,975
Total                                                             155,342,885

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Restaurants & lodging (2.4%)
Extended Stay America
  Sr Sub Nts
   06-15-11               9.88%                 $5,805,000         $6,051,713
Hammons (JQ) Hotels
  1st Mtge Series B
   05-15-12               8.88                   3,280,000          3,362,000
Hilton Hotels
   12-01-12               7.63                   6,240,000          6,692,400
HMH Properties
  Company Guaranty Series B
   08-01-08               7.88                   5,020,000          5,007,450
MeriStar Hospitality
  Company Guaranty
   01-15-08               9.00                   3,870,000          3,657,150
   01-15-11               9.13                   3,800,000          3,515,000
  Sr Sub Nts
   08-15-07               8.75                   5,220,000          4,254,300
Park Place Entertainment
  Sr Sub Nts
   05-15-11               8.13                  16,970,000         17,945,775
RFS Partnership LP
  Company Guaranty
   03-01-12               9.75                   3,535,000          3,588,025
Starwood Hotels Resorts
  Company Guaranty
   05-01-12               7.88                   4,580,000          4,854,800
Total                                                              58,928,613

Retail (1.6%)
Dairy Mart Convenience Stores
  Company Guaranty Series B
   03-15-04              10.25                   6,250,000(b)       1,125,000
  Sr Sub Nts
   03-15-04              10.25                  17,675,000(b)       3,181,500
Finlay Enterprises
  Company Guaranty
   05-01-08               9.00                   1,050,000          1,039,742
Finlay Fine Jewelry
  Sr Nts
   05-01-08               8.38                     975,000            994,500
Flooring America
  Company Guaranty
   10-15-07               9.25                   9,245,000(b)             925
Jafra Cosmetics/Distribution
  Sr Sub Nts
   05-15-11              10.75                   6,020,000(d)       6,170,500
PCA LLC/PCA Finance
  Sr Nts
   08-01-09              11.88                   9,155,000          9,978,950
Rite Aid
   12-15-08               6.13                   1,500,000(d)       1,305,000
   05-01-10               8.13                   9,200,000(d)       9,384,000
  Company Guaranty
   07-01-08              11.25                   4,690,000          4,947,950
Total                                                              38,128,067

Textiles & apparel (0.2%)
Dan River
  Sr Nts
   04-15-09              12.75                   5,770,000(d)       5,683,450

Transportation (0.5%)
Interpool
   08-01-07               7.20                   3,760,000          3,609,600
   08-01-07               7.35                   8,480,000          8,225,600
Total                                                              11,835,200

Utilities -- electric (3.7%)
AES
   05-15-13               8.75                  13,720,000(d)      13,925,799
   05-15-15               9.00                   3,840,000(d)       3,916,800
Allegheny Energy Supply
   04-15-12               8.75                   3,150,000(d)       2,661,750
Aquila
  Sr Nts
   11-15-09               7.63                   5,100,000          4,143,750
   02-01-11               9.95                  16,545,000         14,270,062
IPALCO Enterprises
   11-14-08               8.38                   7,060,000          7,518,900
   11-14-11               8.63                  11,545,000         12,295,425
Midland Funding II
  Series A
   07-23-05              11.75                   2,335,000          2,515,963
Northwestern
   03-15-07               7.88                     750,000            607,500
   03-15-12               8.75                  11,150,000          8,808,500
PG&E Gas Transmission
  Sr Nts
   06-01-05               7.10                  11,590,000         11,488,588
Salton Sea Funding
  Company Guaranty Series F
   11-30-18               7.48                   2,294,382          2,150,983
Teco Energy
   05-01-11               7.20                   6,000,000          5,955,000
Total                                                              90,259,020

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Issuer                   Coupon                  Principal          Value(a)
                          rate                    amount

Utilities -- gas (7.9%)
ANR Pipeline
  Sr Nts
   03-15-10               8.88%                $13,835,000(d)     $15,080,150
Barrett Resources
  Sr Nts
   02-01-07               7.55                   3,420,000          3,522,600
Calpine Canada Energy Finance
  (U.S. Dollar) Company Guaranty
   05-01-08               8.50                   9,480,000(c)       6,588,600
Colorado Interstate Gas
   06-15-05              10.00                   9,650,000         10,337,563
El Paso
   06-15-12               7.88                  14,610,000(d)      12,783,750
El Paso Production Holding
  Sr Nts
   06-01-13               7.75                  25,000,000(d)      24,937,499
Midwest Generation LLC
  Series A
   07-02-09               8.30                   7,300,000          7,167,076
Mirant Mid-Atlantic LLC
  Series A
   06-30-12               8.63                  18,919,599         18,446,609
Northwest Pipeline
   12-01-07               6.63                   5,245,000          5,323,675
  Sr Nts
   03-01-10               8.13                   4,890,000(d)       5,281,200
Semco Energy
  Sr Nts
   05-15-13               7.75                   2,860,000(d)       3,001,055
Sonat
   06-01-05               6.88                  11,075,000         10,535,094
   07-15-11               7.63                   7,690,000          6,613,400
Southern Natural Gas
  Sr Nts
   03-15-10               8.88                  16,995,000(d)      18,439,575
Transcontinental Gas Pipeline
   01-15-05               6.13                   6,350,000          6,381,750
   01-15-08               6.25                   6,300,000          6,237,000
  Series B
   08-15-11               7.00                   9,915,000          9,964,575
  Sr Nts Series B
   07-15-12               8.88                   7,470,000          8,254,350
Williams Companies
   03-15-04               9.25                   8,000,000          8,160,000
Williams Gas Pipeline
  Sr Nts
   11-15-06               7.38                   5,360,000(d)       5,628,000
Total                                                             192,683,521

Variable rate senior loan interests  (3.8%)(n)
American Cellular
  Sr Sub Nts Term Loan A
   03-31-07                 --                  18,142,479         16,328,231
American Commercial Lines LLC
  Term Loan A
   06-30-05                 --                   5,471,555          4,404,602
  Term Loan B
   06-30-06                 --                   8,778,445          7,066,648
Charter Communications
  Term Loan B
   03-18-08                 --                   7,780,353          7,177,375
Eott Energy
  Term Loan A
   08-31-04                 --                   5,333,333          5,280,000
  Term Loan B
   08-31-04                 --                   2,666,667          2,640,000
Rural Cellular
  Term Loan A
   04-03-08                 --                  20,397,314         19,173,475
Sygnet
  Term Loan B
   03-23-07                 --                   8,347,309          7,971,680
  Term Loan C
   12-23-07                 --                   8,884,015          8,484,235
Western Wireless
  Term Loan A
   03-31-09                 --                  15,892,500         14,621,100
Total                                                              93,147,346

Total bonds
(Cost: $2,192,862,617)                                         $2,229,311,841

Common stocks (--)
Issuer                                              Shares           Value(a)

Arena Brands                                       111,111(b,l)      $888,888
Davel Communications                             3,006,257(b,o)        33,069
PFB Telecom Cl B                                   960,262(b)               1
Stellex Aerostructures                               2,460(b,k)            --

Total common stocks
(Cost: $61,899,050)                                                  $921,958

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Preferred stocks & other (3.9%)
Issuer                                              Shares           Value(a)

CSC Holdings
  11.13% Cm Series M                               111,090        $11,581,133
  11.75% Cm Series H                               126,206         13,188,527
Dobson Communications
  13.00% Pay-in-kind                                 6,742(j)       6,270,060
Nextel Communications
  11.13% Series E                                    4,680          4,925,700
  13.00% Cm Series D                                14,599         15,146,463
Rural Cellular
  12.25% Pay-in-kind                                 8,882(j)       1,798,510
SGW Holding
  Cm Pay-in-kind Series B                          227,301(b,j,k,l)        --
  Cv Series A                                       87,091(b,k,l)          --
  Warrants                                           2,750(b,k,l)          --
Varde Fund V LP                                 25,000,000(b,e,l)  35,154,868
Wayland Investment Fund LLC                     26,000,000(b,e,l)   7,117,203

Total preferred stocks & other
(Cost: $107,134,375)                                              $95,182,464

Short-term securities (3.3%)
Issuer                 Annualized                 Amount            Value(a)
                      yield on date             payable at
                       of purchase               maturity

U.S. government agencies (0.9%)
Federal Natl Mtge Assn Disc Nts
   06-02-03               1.18%                 $5,100,000         $5,099,499
   06-16-03               1.19                  16,900,000         16,890,503
Total                                                              21,990,002

Commercial paper (2.4%)
Danske
   06-09-03               1.24                   7,200,000          7,197,520
Old Line Funding
   06-02-03               1.36                  26,600,000(m)      26,596,985
Park Avenue Receivables
   06-17-03               1.25                  25,000,000(m)      24,984,374
Total                                                              58,778,879

Total short-term securities
(Cost: $80,771,729)                                               $80,768,881

Total investments in securities
(Cost: $2,442,667,771)(p)                                      $2,406,185,144

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2003, the value of foreign securities represented 8.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At May 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $35,660,579.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2003.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k)  Negligible market value.

--------------------------------------------------------------------------------
18   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at May 31, 2003, is as follows:

     Security                                             Acquisition              Cost
                                                             dates
     AOA Holdings LLC
     11.00% Sr Nts 2008                                    06-02-02            $25,000,000
     Arena Brands
       Common                                              09-03-92              5,888,888
     Noveon
       13.00% Pay-in-kind 2011                             03-10-03             13,260,000
     Paracelsus Healthcare Escrow
       Sr Sub Nts 2006                                     11-16-01                     --
     SGW Holding
       Cm Pay-in-kind Series B                      08-12-97 thru 04-15-03       2,990,754
       Cv Series A                                         08-12-97                899,998
       Warrants                                            08-12-97                867,900
     Varde Fund V LP                                04-27-00 thru 06-19-00      25,000,000
     Veninfotel
       (U.S. Dollar) 13.00% Cv Pay-in-kind 2005     05-01-02 thru 03-10-03      14,101,288
     Wayland Investment Fund LLC                           05-17-00             28,911,480

(m) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(n) Senior loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certfiicate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(o) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2003 are as follows:

     Issuer                     Beginning  Purchase  Sales     Ending     Dividend      Value(a)
                                  cost       cost    cost       cost       income
     Davel Communications
       (formerly Phone Tel
       Technologies*)          $21,964,112    $--     $--    $21,964,112     $--         $33,069

     * Issuer was not an affiliate for the entire year ended May 31, 2003.

(p) At May 31, 2003, the cost of securities for federal income tax purposes was $2,433,349,597 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $ 161,615,107
     Unrealized depreciation                                   (188,779,560)
                                                               ------------
     Net unrealized depreciation                              $ (27,164,453)
                                                              -------------

--------------------------------------------------------------------------------
19   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
High Yield Portfolio

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,442,667,771)                     $2,406,185,144
Dividends and accrued interest receivable                   48,083,314
Receivable for investment securities sold                   67,359,867
                                                            ----------
Total assets                                             2,521,628,325
                                                         -------------
Liabilities
Disbursements in excess of cash on demand deposit              463,158
Payable for investment securities purchased                 54,720,346
Payable upon return of securities loaned (Note 4)           21,901,100
Accrued investment management services fee                      38,103
Other accrued expenses                                          74,984
                                                                ------
Total liabilities                                           77,197,691
                                                            ----------
Net assets                                              $2,444,430,634
                                                        ==============
*Including securities on loan, at value (Note 4)        $   21,235,235
                                                        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
High Yield Portfolio

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                    $   8,338,511
Interest                                                                       197,398,226
Fee income from securities lending (Note 4)                                        132,992
                                                                                   -------
Total income                                                                   205,869,729
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                              12,593,999
Compensation of board members                                                       17,622
Custodian fees                                                                     163,771
Audit fees                                                                          39,000
Other                                                                               30,813
                                                                                    ------
Total expenses                                                                  12,845,205
   Earnings credits on cash balances (Note 2)                                       (3,236)
                                                                                    ------
Total net expenses                                                              12,841,969
                                                                                ----------
Investment income (loss) -- net                                                193,027,760
                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                    (377,353,435)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          350,838,704
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          (26,514,731)
                                                                               -----------
Net increase (decrease) in net assets resulting from operations              $ 166,513,029
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
High Yield Portfolio

Year ended May 31,                                                              2003               2002
Operations
Investment income (loss) -- net                                           $  193,027,760     $  233,895,361
Net realized gain (loss) on investments                                     (377,353,435)      (543,718,439)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        350,838,704        206,824,318
                                                                             -----------        -----------
Net increase (decrease) in net assets resulting from operations              166,513,029       (102,998,760)
                                                                             -----------       ------------
Proceeds from contributions                                                  142,825,746        157,370,572
Fair value of withdrawals                                                   (318,702,199)      (319,233,618)
                                                                            ------------       ------------
Net contributions (withdrawals) from partners                               (175,876,453)      (161,863,046)
                                                                            ------------       ------------
Total increase (decrease) in net assets                                       (9,363,424)      (264,861,806)
Net assets at beginning of year                                            2,453,794,058      2,718,655,864
                                                                           -------------      -------------
Net assets at end of year                                                 $2,444,430,634     $2,453,794,058
                                                                          ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

High Yield Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
23   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of May 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of May 31, 2003 was $81,839,133 representing 3.35% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
24   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2003, the Portfolio has entered into outstanding when-issued securities of $35,660,579.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2003, the Portfolio's custodian fees were reduced by $3,236 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
25   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,972,333,691 and $2,944,668,135, respectively, for the year ended May 31, 2003. For the same period, the portfolio turnover rate was 139%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $21,235,235 were on loan to brokers. For collateral, the Portfolio received $21,901,100 in cash. Income from securities lending amounted to $132,992 for the year ended May 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
26   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Yield Portfolio as of May 31, 2003, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
27   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP High Yield Bond Fund

May 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                    $ 2,444,327,703
Capital shares receivable                                                                                   932,628
                                                                                                            -------
Total assets                                                                                          2,445,260,331
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                         3,005,619
Capital shares payable                                                                                      353,978
Accrued distribution fee                                                                                     32,593
Accrued service fee                                                                                               2
Accrued transfer agency fee                                                                                   7,290
Accrued administrative services fee                                                                           3,077
Other accrued expenses                                                                                      129,340
                                                                                                            -------
Total liabilities                                                                                         3,531,899
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                  $ 2,441,728,432
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     9,310,672
Additional paid-in capital                                                                            4,079,518,919
Undistributed net investment income                                                                      14,330,432
Accumulated net realized gain (loss) (Note 4)                                                        (1,625,871,108)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (35,560,483)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                            $ 2,441,728,432
                                                                                                    ===============
Net assets applicable to outstanding shares:                Class A                                 $ 1,662,317,384
                                                            Class B                                 $   748,125,238
                                                            Class C                                 $    30,507,729
                                                            Class Y                                 $       778,081
Net asset value per share of outstanding capital stock:     Class A shares   633,718,338            $          2.62
                                                            Class B shares   285,350,610            $          2.62
                                                            Class C shares    11,701,362            $          2.61
                                                            Class Y shares       296,935            $          2.62
                                                                                 -------            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP High Yield Bond Fund

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                                             $   8,338,166
Interest                                                                                                197,374,831
Fee income from securities lending                                                                          132,986
                                                                                                            -------
Total income                                                                                            205,845,983
                                                                                                        -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        12,841,432
Distribution fee
   Class A                                                                                                3,765,867
   Class B                                                                                                6,561,351
   Class C                                                                                                  223,074
Transfer agency fee                                                                                       3,047,089
Incremental transfer agency fee
   Class A                                                                                                  228,663
   Class B                                                                                                  169,363
   Class C                                                                                                    5,663
Service fee -- Class Y                                                                                          571
Administrative services fees and expenses                                                                 1,034,060
Compensation of board members                                                                                13,805
Printing and postage                                                                                        494,140
Registration fees                                                                                           129,743
Audit fees                                                                                                   13,000
Other                                                                                                        34,879
                                                                                                             ------
Total expenses                                                                                           28,562,700
   Earnings credits on cash balances (Note 2)                                                               (32,874)
                                                                                                            -------
Total net expenses                                                                                       28,529,826
                                                                                                         ----------
Investment income (loss) -- net                                                                         177,316,157
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                                      (377,342,855)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   350,828,372
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (26,514,483)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $ 150,801,674
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP High Yield Bond Fund

Year ended May 31,                                                               2003              2002
Operations and distributions
Investment income (loss) -- net                                           $  177,316,157     $  216,573,363
Net realized gain (loss) on investments                                     (377,342,855)      (543,707,368)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        350,828,372        206,825,826
                                                                             -----------        -----------
Net increase (decrease) in net assets resulting from operations              150,801,674       (120,308,179)
                                                                             -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                               (119,679,119)      (149,670,242)
      Class B                                                                (47,332,737)       (59,269,101)
      Class C                                                                 (1,586,489)          (951,939)
      Class Y                                                                    (45,459)           (63,298)
   Tax return of capital
      Class A                                                                 (6,864,499)       (32,293,393)
      Class B                                                                 (2,714,889)       (12,976,470)
      Class C                                                                    (90,997)          (304,103)
      Class Y                                                                     (2,608)           (15,099)
                                                                                  ------            -------
Total distributions                                                         (178,316,797)      (255,543,645)
                                                                            ------------       ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                   346,054,593        377,987,318
   Class B shares                                                            182,231,463        193,484,358
   Class C shares                                                             17,481,732         19,493,748
   Class Y shares                                                                621,295            492,882
Reinvestment of distributions at net asset value
   Class A shares                                                             90,738,834        128,566,265
   Class B shares                                                             38,831,129         55,871,782
   Class C shares                                                              1,310,775            911,486
   Class Y shares                                                                 48,392             78,126
Payments for redemptions
   Class A shares                                                           (436,155,601)      (463,158,564)
   Class B shares (Note 2)                                                  (211,944,757)      (196,046,749)
   Class C shares (Note 2)                                                    (9,222,933)        (5,779,179)
   Class Y shares                                                               (698,094)          (260,987)
                                                                                --------           --------
Increase (decrease) in net assets from capital share transactions             19,296,828        111,640,486
                                                                              ----------        -----------
Total increase (decrease) in net assets                                       (8,218,295)      (264,211,338)
Net assets at beginning of year                                            2,449,946,727      2,714,158,065
                                                                           -------------      -------------
Net assets at end of year                                                 $2,441,728,432     $2,449,946,727
                                                                          ==============     ==============
Undistributed net investment income                                        $  14,330,432     $    5,658,079
                                                                           -------------     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP High Yield Bond Fund (formerly AXP Extra Income Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Income Series, Inc. (formerly AXP Extra Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Income Series Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in High Yield Portfolio

The Fund invests all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
31   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $20,159,025 resulting in a net reclassification adjustment to decrease paid-in capital by $20,159,025.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                           2003               2002
Class A
Distributions paid from:
      Ordinary income                    $119,679,119        $149,670,242
      Long-term capital gain                       --                  --
      Tax return of capital                 6,864,499          32,293,393
Class B
Distributions paid from:
      Ordinary income                      47,332,737          59,269,101
      Long-term capital gain                       --                  --
      Tax return of capital                 2,714,889          12,976,470
Class C
Distributions paid from:
      Ordinary income                       1,586,489             951,939
      Long-term capital gain                       --                  --
      Tax return of capital                    90,997             304,103
Class Y
Distributions paid from:
      Ordinary income                          45,459              63,298
      Long-term capital gain                       --                  --
      Tax return of capital                     2,608              15,099

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $            --
Accumulated gain (loss)                                   $(1,614,941,524)
Unrealized appreciation (depreciation)                    $   (29,154,016)
Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
32   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20.00 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,801,541 for Class A, $611,175 for Class B and $11,583 for Class C for the year ended May 31, 2003.

During the year ended May 31, 2003, the Fund's transfer agency fees were reduced by $32,874 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
33   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended May 31, 2003
                                           Class A        Class B       Class C       Class Y
Sold                                     140,130,231    73,550,210     7,134,615      251,069
Issued for reinvested distributions       37,191,962    15,924,113       539,704       19,784
Redeemed                                (177,934,640)  (86,475,991)   (3,779,769)    (284,857)
                                        ------------   -----------    ----------     --------
Net increase (decrease)                     (612,447)    2,998,332     3,894,550      (14,004)
                                            --------     ---------     ---------      -------

                                                      Year ended May 31, 2002
                                           Class A        Class B       Class C       Class Y
Sold                                     132,695,612    68,042,592     6,880,535      172,754
Issued for reinvested distributions       45,340,108    19,708,812       325,523       27,601
Redeemed                                (162,659,893)  (68,708,850)   (2,032,510)     (92,518)
                                        ------------   -----------    ----------      -------
Net increase (decrease)                   15,375,827    19,042,554     5,173,548      107,837
                                          ----------    ----------     ---------      -------

4. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,614,941,524 as of May 31, 2003, that will expire in 2004 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

--------------------------------------------------------------------------------
34   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $2.65       $3.07      $3.48      $3.97     $4.58
Income from investment operations:
Net investment income (loss)                                              .21         .25        .38        .39       .40
Net gains (losses) (both realized and unrealized)                        (.03)       (.38)      (.41)      (.49)     (.58)
Total from investment operations                                          .18        (.13)      (.03)      (.10)     (.18)
Less distributions:
Dividends from net investment income                                     (.20)       (.24)      (.38)      (.39)     (.43)
Tax return of capital                                                    (.01)       (.05)        --         --        --
Total distributions                                                      (.21)       (.29)      (.38)      (.39)     (.43)
Net asset value, end of period                                          $2.62       $2.65      $3.07      $3.48     $3.97

Ratios/supplemental data
Net assets, end of period (in millions)                                $1,662      $1,681     $1,898     $2,224    $2,814
Ratio of expenses to average daily net assets(c)                        1.07%       1.03%      1.04%       .99%      .91%
Ratio of net investment income (loss) to average daily net assets       8.35%       8.73%     11.54%     10.32%     9.86%
Portfolio turnover rate (excluding short-term securities)                139%        125%        76%        44%       47%
Total return(e)                                                         7.53%      (4.31%)     (.94%)    (2.78%)   (3.67%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
35   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $2.65       $3.07      $3.48      $3.97     $4.58
Income from investment operations:
Net investment income (loss)                                              .19         .23        .35        .36       .37
Net gains (losses) (both realized and unrealized)                        (.03)       (.38)      (.41)      (.49)     (.58)
Total from investment operations                                          .16        (.15)      (.06)      (.13)     (.21)
Less distributions:
Dividends from net investment income                                     (.18)       (.22)      (.35)      (.36)     (.40)
Tax return of capital                                                    (.01)       (.05)        --         --        --
Total distributions                                                      (.19)       (.27)      (.35)      (.36)     (.40)
Net asset value, end of period                                          $2.62       $2.65      $3.07      $3.48     $3.97

Ratios/supplemental data
Net assets, end of period (in millions)                                  $748        $748       $807       $917    $1,076
Ratio of expenses to average daily net assets(c)                        1.83%       1.79%      1.80%      1.75%     1.67%
Ratio of net investment income (loss) to average daily net assets       7.59%       7.94%     10.79%      9.58%     9.11%
Portfolio turnover rate (excluding short-term securities)                139%        125%        76%        44%       47%
Total return(e)                                                         6.73%      (5.05%)    (1.69%)    (3.53%)   (4.39%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
36   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002      2001(b)
Net asset value, beginning of period                                    $2.64       $3.05      $3.48
Income from investment operations:
Net investment income (loss)                                              .19         .23        .32
Net gains (losses) (both realized and unrealized)                        (.03)       (.37)      (.43)
Total from investment operations                                          .16        (.14)      (.11)
Less distributions:
Dividends from net investment income                                     (.18)       (.22)      (.32)
Tax return of capital                                                    (.01)       (.05)        --
Total distributions                                                      (.19)       (.27)      (.32)
Net asset value, end of period                                          $2.61       $2.64      $3.05

Ratios/supplemental data
Net assets, end of period (in millions)                                   $31         $21         $8
Ratio of expenses to average daily net assets(c)                        1.83%       1.79%      1.80%(d)
Ratio of net investment income (loss) to average daily net assets       7.52%       7.39%     11.10%(d)
Portfolio turnover rate (excluding short-term securities)                139%        125%        76%
Total return(e)                                                         6.78%      (4.76%)    (2.92%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
37   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                              2003        2002       2001       2000      1999
Net asset value, beginning of period                                    $2.65       $3.07      $3.48      $3.97     $4.58
Income from investment operations:
Net investment income (loss)                                              .21         .26        .38        .39       .41
Net gains (losses) (both realized and unrealized)                        (.03)       (.38)      (.41)      (.49)     (.59)
Total from investment operations                                          .18        (.12)      (.03)      (.10)     (.18)
Less distributions:
Dividends from net investment income                                     (.20)       (.25)      (.38)      (.39)     (.43)
Tax return of capital                                                    (.01)       (.05)        --         --        --
Total distributions                                                      (.21)       (.30)      (.38)      (.39)     (.43)
Net asset value, end of period                                          $2.62       $2.65      $3.07      $3.48     $3.97

Ratios/supplemental data
Net assets, end of period (in millions)                                    $1          $1         $1         $1        $1
Ratio of expenses to average daily net assets(c)                         .91%        .87%       .88%       .83%      .83%
Ratio of net investment income (loss) to average daily net assets       8.52%       8.80%     11.72%     10.34%     9.93%
Portfolio turnover rate (excluding short-term securities)                139%        125%        76%        44%       47%
Total return(e)                                                         7.70%      (4.17%)     (.78%)    (2.68%)   (3.58%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
38   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP HIGH YIELD INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP High Yield Bond Fund (formerly AXP Extra Income Fund) (a series of AXP High Yield Income Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2003, and the financial highlights for each of the years in the five-year period ended May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP High Yield Bond Fund, as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
39   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP High Yield Bond Fund
Fiscal year ended May 31, 2003

Class A

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   1.17%
   Dividends Received Deduction for corporations:                        4.93%

Payable date                                                         Per share
June 26, 2002                                                         $0.02056
July 26, 2002                                                          0.02047
Aug. 26, 2002                                                          0.01899
Sept. 26, 2002                                                         0.01898
Oct. 25, 2002                                                          0.01894
Nov. 25, 2002                                                          0.01747
Dec. 20, 2002                                                          0.01689
Jan. 22, 2003                                                          0.01702
Feb. 21, 2003                                                          0.01496
March 24, 2003                                                         0.01453
April 24, 2003                                                         0.01400
May 23, 2003                                                           0.01397
Total distributions*                                                  $0.20678

Class B

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   1.17%
   Dividends Received Deduction for corporations:                        4.93%

Payable date                                                         Per share
June 26, 2002                                                         $0.01877
July 26, 2002                                                          0.01895
Aug. 26, 2002                                                          0.01746
Sept. 26, 2002                                                         0.01741
Oct. 25, 2002                                                          0.01752
Nov. 25, 2002                                                          0.01594
Dec. 20, 2002                                                          0.01563
Jan. 22, 2003                                                          0.01535
Feb. 21, 2003                                                          0.01343
March 24, 2003                                                         0.01294
April 24, 2003                                                         0.01237
May 23, 2003                                                           0.01239
Total distributions*                                                  $0.18816

--------------------------------------------------------------------------------
40   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Class C

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   1.17%
   Dividends Received Deduction for corporations:                        4.93%

Payable date                                                         Per share
June 26, 2002                                                         $0.01877
July 26, 2002                                                          0.01895
Aug. 26, 2002                                                          0.01747
Sept. 26, 2002                                                         0.01742
Oct. 25, 2002                                                          0.01753
Nov. 25, 2002                                                          0.01595
Dec. 20, 2002                                                          0.01563
Jan. 22, 2003                                                          0.01535
Feb. 21, 2003                                                          0.01344
March 24, 2003                                                         0.01295
April 24, 2003                                                         0.01237
May 23, 2003                                                           0.01240
Total distributions*                                                  $0.18823

Class Y

Income distributions taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):   1.17%
   Dividends Received Deduction for corporations:                        4.93%

Payable date                                                         Per share
June 26, 2002                                                         $0.02096
July 26, 2002                                                          0.02080
Aug. 26, 2002                                                          0.01932
Sept. 26, 2002                                                         0.01932
Oct. 25, 2002                                                          0.01925
Nov. 25, 2002                                                          0.01780
Dec. 20, 2002                                                          0.01716
Jan. 22, 2003                                                          0.01738
Feb. 21, 2003                                                          0.01529
March 24, 2003                                                         0.01487
April 24, 2003                                                         0.01435
May 23, 2003                                                           0.01431
Total distributions*                                                  $0.21081

* $0.01 per share represents a tax return of capital.

--------------------------------------------------------------------------------
41   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
42   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
43   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
44   --   AXP HIGH YIELD BOND FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express
Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP High Yield Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003